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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

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                                   FORM 8-K

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 July 17, 2001

                       (Date of earliest event reported)

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                               EASYRIDERS, INC.

            (Exact name of registrant as specified in its charter)

              Delaware                               001-14509                          33-0811505
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
  (State or other jurisdiction of           (Primary Standard Industrial             (I.R.S. Employer
          incorporation or                  Classification Code Number)             Identification No.)
           organization)

                              28210 Dorothy Drive
                        Agoura Hills, California 91301
                                (818) 889-8740
              (Address, including zip code, and telephone number,
                     including area code, of registrant's
                         principal executive offices)


    J. Robert Fabregas, Chief Executive Officer and Chief Financial Officer
                               Easyriders, Inc.
                              28210 Dorothy Drive
                        Agoura Hills, California 91301
                           (818) 889-8740, ext. 548
(Name, address, including zip code, and telephone number, including area code, of agent for service)
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Item 3.  Bankruptcy or Receivership.
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         On July 17, 2001, Easyriders, Inc., and its principal operating subsidiary, Paisano Publications, Inc. (collectively "Easyriders"), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Central District of California, San Fernando Valley Division.

         The bankruptcy court filings were prompted primarily by various repayment demands and other disputes that Easyriders was having with its primary secured lender, Nomura Holding America Inc. ("Nomura"), including Nomura's unwillingness to extend the September 23, 2001 maturity date of its secured loan in the principal amount of approximately $21 million. Notwithstanding these disputes, the parties entered into a cash collateral stipulation prior to Easyriders' bankruptcy filings which will enable Easyriders to continue to operate in the ordinary course of business and pay all necessary operating expenses. Concurrently with such filings, Easyriders filed a motion seeking emergency Bankruptcy Court approval of its cash collateral stipulation with Nomura.

         The Bankruptcy Court held a hearing on July 20, 2001 at which the Bankruptcy Court approved the cash collateral stipulation between Easyriders and Nomura. No change in management or control of Easyriders has occurred, and the companies' operations have continued uninterrupted.

         Easyriders hopes to emerge from their Chapter 11 proceedings with a comprehensive restructuring of all of their debt. With Nomura's consent, Easyriders has engaged the Westlake Village-based investment banking firm of Murphy Noel Capital to provide financial advisory services to them.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                               EASYRIDERS, INC.




                               By: /s/ J. Robert Fabregas
                                   ----------------------

                               Name:  J. Robert Fabregas
                               Title: Chief Executive Officer and
                                      Chief Financial Officer

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